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                                                                   EXHIBIT 10.17

 BASE SALARIES OF NAMED EXECUTIVE OFFICERS OF HAVERTY FURNITURE COMPANIES, INC.

The following table sets forth the 2005 annual base salary levels of Haverty Furniture Companies, Inc.'s named executive officers for the 2005 proxy statement (as defined in Item 402(a)(3) of Regulation S-K):

NAME                   POSITION                                             BASE SALARY
----                   --------                                             -----------
Clarence H. Ridley     Chairman                                             $   410,000
Clarence H. Smith      President and Chief Executive Officer                    420,000
Dennis L. Fink         Executive Vice President, Chief Financial Officer        320,000
M. Tony Wilkerson      Senior Vice President, Marketing                         260,000
Rawson Haverty, Jr.    Senior Vice President, Real Estate                       210,000